Exhibit 99.1

 1400 Toastmaster Drive, Elgin, Illinois 60120 • (847) 741-3300 www.middleby.com

Middleby to Sell 51% Stake in Residential Kitchen Business to 26North in Transaction Valuing

the Business at $885 Million

Transforms Middleby into a Pure-Play Leader in Commercial Foodservice Equipment Following the

Announced Spin-off of Food Processing

Approximately $540 million of Cash Proceeds Available to Repurchase Shares and Optimize Capital

Structure Ahead of Food Processing Spin-off

Transaction is the Culmination of Middleby Board of Directors’ Strategic Review of Business Portfolio in

Order to Maximize Shareholder Value

Conference Call and Webcast to Discuss Announcement at 8:30 a.m. Eastern Time Today

Elgin, Ill. (BUSINESS WIRE) December 4, 2025 – The Middleby Corporation (“Middleby”) (NASDAQ: MIDD) today announced entry into a definitive agreement under which it will sell a 51% stake in its Residential Kitchen business to affiliates of 26North Partners LP (“26North”) in a transaction valuing Residential Kitchen at $885 million. Following this transaction, Middleby will own a 49% non-controlling interest in a new standalone joint venture holding the Residential Kitchen business, while receiving upfront cash proceeds of approximately $540 million and holding a $135 million seller note provided to the joint venture.

The Residential Kitchen business brings together a collection of market-leading, premium residential equipment brands, including Viking, AGA Rangemaster, La Cornue, Kamado Joe, Marvel, Novy and U-Line. This transaction, along with the previously announced spin-off of the Food Processing business that is expected to be completed in H1 2026, marks a significant milestone in Middleby’s transformation into a pure-play commercial foodservice leader.

As a pure-play commercial foodservice company, Middleby is positioned for higher growth as a leader in automation and innovation, with a comprehensive portfolio of leading commercial foodservice products poised to address attractive market opportunities. Commercial foodservice is focused on delivering customer solutions around labor savings, reducing food costs, and maximizing kitchen efficiencies, while entering new growth markets in ice and beverage.

As a standalone company, the commercial foodservice platform has an attractive, best-in-class financial profile with 2024 annual revenue of $2.38 billion, $654 million in Adjusted EBITDA and an Adjusted EBITDA Margin above 27%.

Management Comments

“Today’s announcement is a definitive step in the evolution of Middleby” said Tim FitzGerald, President and Chief Executive Officer of Middleby. “Over the past 12 months, the Middleby team has accelerated our portfolio transformation, including announcing the spin-off of Middleby Food Processing, while investing in organic growth opportunities and returning capital to shareholders.”

“This transaction enables Middleby to partially monetize the Residential Kitchen business at an attractive valuation and provides significant upfront cash proceeds to invest in shareholder return and growth initiatives, while enabling Middleby to participate in Residential Kitchen’s upside potential,” continued Mr. FitzGerald. “We are excited to partner with 26North given its successful history of value creation in collaboration with corporate partners. We look forward to working closely with 26North to create a stronger Residential Kitchen business and to ensure continuity for employees and customers.”

“This investment in the Residential Kitchen business reflects the creative, proprietary and tailored solutions that define how 26North collaborates with corporate partners to unlock value in world-class businesses,” said Mark Weinberg, Partner and Head of Private Equity at 26North. “It creates a dedicated platform for the most influential and iconic brands in residential and outdoor cooking, allowing them to continue setting the pace for the industry.”

Residential Kitchen Transaction Details

Middleby will retain a noncontrolling common equity stake in the standalone Residential Kitchen business. Residential Kitchen’s financial results will be reported as discontinued operations as of Q4 2025 and reported as income from minority interest upon closing.

As part of the transaction, Residential Kitchen will be structured as a joint venture between Middleby and 26North. The transaction will be funded by fully committed third-party debt financing, a $135 million seller note provided by Middleby to the joint venture, a preferred equity contribution by 26North and rollover equity by Middleby.

About the Previously Announced Spin-Off of Middleby Food Processing

Middleby Food Processing enters the market with category-leading brands and a synergistic portfolio of best-in-class end-to-end solutions for industrial protein, bakery and snack processors. As a standalone company, Middleby Food Processing is expected to build upon its strong track record of long-term sales growth and industry-leading margins to drive returns at or above peer levels, unlocking its full value potential. Middleby Food Processing will continue its focus on full-line solutions, further expansion into adjacent markets and launch of new product innovations to continue to bolster a best-in-class growth trajectory. Capitalizing on ongoing growth trends, in 2024, the food processing business achieved $770 million in revenue, $197 million in Adjusted EBITDA and an Adjusted EBITDA Margin above 25%.

Timing and Other Details

The transaction has been unanimously approved by Middleby’s Board of Directors and is expected to close in the first quarter of calendar year 2026, subject to receipt of regulatory approvals and satisfaction of customary closing conditions.

Conference Call

The Company has scheduled a conference call to discuss the transaction at 8:30 a.m. Eastern Time/7:30 a.m. Central Time on December 4th. The conference call is accessible through the Investor Relations section of the company website at www.middleby.com. If website access is not available, attendees can join the conference by dialing (877) 423-9813, or (201) 689-8573 for international access. The conference call will be available for replay from the Company’s website.

Advisors

Goldman Sachs & Co. LLC is serving as exclusive financial advisor to Middleby, and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel. Kirkland & Ellis LLP is serving as legal counsel to 26North.

About Middleby

The Middleby Corporation is a global leader in the foodservice industry. The company develops and manufactures a broad line of solutions used in commercial foodservice, food processing and residential kitchens. Middleby showcases its advanced solutions in the Middleby Innovation Kitchens for commercial foodservice, industrial baking and protein Innovation Centers for food processing solutions and state-of-the-art, award-winning Middleby Residential showrooms. For more information about Middleby, please visit www.middleby.com.

About 26North

26North Partners LP is an integrated, multi-asset class investment platform that provides investment advice and opportunities to its clients related to a variety of investment strategies, including, but not limited to, private equity, credit, and insurance and reinsurance solutions.

The 26North team brings decades of experience managing third-party capital to help clients achieve their financial goals while leaving a lasting impact on the communities where it operates. Since launching in late 2022, 26North has grown to approximately $31 billion in assets under management.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology. Such forward-looking statements, including those regarding the timing and consummation of the transactions described herein, involve known and unknown risks, uncertainties and other factors, which could cause Middleby’s actual results, performance or outcomes to differ materially from those expressed or implied in the forward-looking statements. Any forward-looking statements in this press release are based on numerous assumptions regarding the present and future business strategies of Middleby, 26North and the Residential Kitchen business and the environment in which each will operate in the future. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but are not limited to, the following factors: the ability to achieve the expected benefits from the transaction within the time frames indicated or at all, and that the separation of the operations of the Residential Kitchen business from Middleby’s other operations may be more difficult or costly than expected; the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals of the transaction are not obtained; litigation relating to the transaction; uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; risks that the proposed transaction disrupts the current plans or operations of Middleby or 26North; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to relationships with customers, suppliers, distributors and other business partners resulting from the announcement or completion of the transaction; dependence on key customers; delays, challenges and expenses associated with separation of the operations of the Residential Kitchen business; legislative, regulatory and economic developments; volatility in earnings resulting from goodwill impairment losses, which may occur irregularly and in varying amounts; variability in financing costs and interest rates; quarterly variations in operating results; risks associated with Middleby’s foreign operations, including international exposure, political risks affecting international sales, market acceptance and demand for Middleby’s products and Middleby’s ability to manage the risk associated with the exposure to foreign currency exchange rate fluctuations; Middleby’s ability to protect its trademarks, copyrights and other intellectual property; changing market conditions, including inflation; the impact of competitive products and pricing; the state of the residential construction, housing and home improvement markets; the state of the credit markets, including mortgages, home equity loans and consumer credit; intense competition in Middleby’s business segments, including the impact of both new and established global competitors; unfavorable tax law changes and tax authority rulings; cybersecurity attacks and other breaches in security; the continued ability to realize profitable growth through the sourcing and completion of strategic acquisitions; the timely development and market acceptance of Middleby’s products; the availability and cost of raw materials; the possibility that the proposed spin-off of Middleby’s Food Processing business (“FP” or “FP business”) will not be consummated within the anticipated time period or at all, including as the result of regulatory, market or other factors, including the possibility that various closing conditions for the spin-off may not be satisfied; the potential disruption to Middleby’s business in connection with the proposed transaction or spin-off; the potential that the FP business and Middleby do not realize all of the expected benefits of the spin-off; that the spin-off may be more difficult, time consuming or costly than expected; the failure of the spin-off to qualify for the expected tax treatment; potential adverse effects of the announcement of the proposed FP spin-off or results thereof, including on the market price of Middleby’s common stock, the ability of Middleby to develop and maintain relationships with personnel, customers, suppliers and others with whom it does business or Middleby’s business, financial condition, results of operations and financial performance; and risks related to diversion of Middleby’s management’s attention from its ongoing business operations due to the transaction and the proposed FP spin-off. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. Other factors that might cause such a difference include those discussed in Middleby’s filings with the Securities and Exchange Commission (the “SEC”), which include its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. For more information, see the section entitled “Risk Factors” and the forward looking statements disclosure contained in Middleby’s Annual Reports on Form 10-K and in other filings. The forward-looking statements included in this press release are made only as of the date hereof and, except as required by federal securities laws and rules and regulations of the SEC, Middleby and 26North undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

Middleby supplements its financial information presented on a GAAP basis with certain non-GAAP financial information. These non-GAAP financial measures, and other measures that are calculated using these non-GAAP financial measures, are an addition, and should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this press release do not have standard meanings and may vary from similarly titled non-GAAP financial measures used by other companies. Where applicable, we have provided additional information regarding these measures throughout this press release. Reconciliations of our forward-looking non-GAAP measures to the closest corresponding GAAP measures are not available without unreasonable efforts due to the uncertainties discussed above, which could have a potentially significant impact on Middleby’s future results. This press release includes a reference to Middleby’s forecasted Adj. EBITDA margin following the completion of the sale of the Residential Kitchen business and spin-off of FP. As noted, Middleby is unable to provide a reconciliation to the most directly comparable GAAP measure because it is unable to predict certain items contained therein without unreasonable efforts. Adj. EBITDA margin does not reflect certain items, including restructuring costs, transaction expenses, etc., which may be significant.

For The Middleby Corporation:

Investors:

Rebecca Ellin

SVP of Investor Strategy and Corporate Development

rellin@middleby.com

Media:

Darcy Bretz

VP of Corporate Communications

dbretz@middleby.com

Kate Schneiderman

Managing Director, ICR

middleby@icrinc.com

For 26North

Cristina Alesci

26North

917 692 2110

calesci@26n.com